Exhibit 99.1

Hycroft Mining Holding Corp.
4300 Water Canyon Road
Unit 1
Winnemucca, NV 89445

NEWS RELEASE

HYCROFT PROVIDES CORPORATE UPDATE

WINNEMUCCA, NV, November 17, 2022 – Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or the “Company”), a gold and silver exploration and development company which owns the Hycroft Mine in the prolific mining region of Northern Nevada, is pleased to announce recent corporate activities.

“We are very pleased to provide an update on some recent activities as we work towards positively positioning the Company for the next phase of operations,” said Diane Garrett, President and CEO. Diane further commented, “We are making good progress towards finalizing the technical studies – determining ultimate grind size and the type of grinding mills and capacity that will be required to optimally process our ore. This work also includes extensive laboratory testing to make sure the final process recovers the economic maximum amount gold and silver from our ore. While these studies can be a long and tedious process of various trade-off studies it is critically important to do this work upfront to mitigate any potential start-up risks for our shareholder and to approach the project in a way that delivers the best value at the Hycroft Mine. Each mine is different, and right-sizing equipment – both fixed and mobile – is very important to the economics of the project. To our recent investors Eric Sprott and AMC Entertainment and all subsequent shareholders, we thank you for supporting us and through that support, making it possible to advance this world class asset.”

Exploration – To date, the Hycroft Mine has completed approximately 21,600 meters of its 38,000-meter 2022-2023 exploration drill program. The initial holes were drilled in the Brimstone area to confirm higher grade zones and establish continuity between those zones. The results received to date demonstrate there is continuity between the higher-grade areas and the drill results returned grades higher than the resource grade modeled at Hycroft Mine to date. The Company’s near-term drilling is targeting higher-grade opportunities in the Vortex and Camel deposits as well as other targets within the Plan of Operation (“POO”) and permitted resource areas. The Company has drill permits pending for those target areas that are outside our currently permitted boundary. These targets include Chance, Wild Rose, and other targets within our 60,000+ acres of unexplored land position. We anticipate drilling these targets in the first quarter of 2023.

As reported in July 2022, the Company partnered with National EWP, a well-established exploration drilling contractor operating throughout the US, and First Drilling LLC, a specialized drilling contractor servicing the mining and exploration industry, to begin drilling under the Company’s 2022-23 exploration program. On November 1, 2022, National announced it had acquired First Drilling. As a result, Hycroft executed an Assignment and Assumption Agreement under which National assumed all of First Drilling’s contractual obligations.

Technical studies – The Company is continuing to advance its technical studies for the next phase of commercial operations utilizing a milling process for the sulfide resource and sulfide dominant transition resource. Included in this technical work are trade-off studies to optimize locations for the mill and tailings management facilities, equipment selection to achieve the optimum grind size, validation of flotation operating parameters to maximize gold and silver recovery, maximize mining efficiencies to minimize costs through better mine plans, and define key critical equipment characteristics for equipment selection to be utilized in the Hycroft Mine flow sheet. A multitude of tests and analyses of our ore has been slower than anticipated due to the backlog in the certified third-party labs completing this work for us. This is a common challenge for our industry as many other companies are experiencing the same delays in receiving their testing results. While we are excited to receive these results, it is also very important to the project that we continue our exploration program and include the new drill information in our block model before completing an updated technical report. Changes in mineral resource grades or identifying potential new deposits could be meaningful to the economics of the mine plan and where and when we begin mining.

Resource model update – The Company plans to initiate an update to its current technical report and expects it to be completed in the first quarter of 2023. The update will include additional 2021 and 2022 exploration drilling, as well as some recently located historical silver fire assay data not previously reflected in the model. At this time, we expect the mining, milling, processing, and recovery assumptions used in the February 22, 2022, resource update to remain substantially the same for the new technical report.

Appointment of new auditor – The Company has selected Moss Adams LLP (“Moss Adams”) as its independent registered accounting firm effective November 10, 2022. The Company conducted a request for proposal process and after careful consideration and evaluation, the Company’s Audit Committee approved the selection of Moss Adams. Moss Adams is a fully integrated professional services firm with a strong public company practice and extensive mining expertise currently serving more than 30 mining clients. The Company and its Board of Directors are committed to strong corporate governance, and as Hycroft advances exploration and development, it is important to have the depth of mining expertise that Moss Adams brings. The selection of a new independent registered accounting firm was not the result of any accounting or auditing disagreements with Plante & Moran, PLLC.

About Hycroft Mining Holding Corporation
About Hycroft Mining Holding Corporation
Hycroft is a US-based gold and silver company exploring and developing the Hycroft Mine located in the world-class mining region of Northern Nevada.

FOR FURTHER INFORMATION contact info@hycroftmining.com or visit our website at www.hycroftmining.com.

Diane R. Garrett,
President & CEO
(210) 621-4200

Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the Unites States Securities Exchange Act of 1934, as amended, or the Unites States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward-looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths and expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events, or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. Forward-looking statements include, but are not limited to (i) risks related to changes in our operations at the Hycroft Mine including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to a lack of a completed feasibility study; and risks related to our ability to re-establish commercially feasible mining operations; (ii) industry related risks including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; availability and cost of equipment, supplies, energy, or reagents. The exploration target does not represent, and should not be construed to be, an estimate of a mineral resource or mineral reserve, as ranges of potential tonnage and grade (or quality) of the exploration target are conceptual in nature; there has been insufficient exploration of the relevant property or properties to estimate a mineral resource; and it is uncertain if further exploration will result in the estimation of a mineral resource. These risks may include the following and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances, may have a material adverse effect on the Company’s business, cash flows, financial condition, and results of operations. Please see our “Risk Factors” set forth in our Annual Report on Form 10-K for the year ended December 31, 2021, the Quarterly Report on Form 10-Q for the periods ended September 30, 2022, and other reports filed with the SEC for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this news release. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this news release, those results, performance, or achievements may not be indicative of results, performance, or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this news release speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.